UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 4, 2008 (February 28, 2008)

Glimcher Realty Trust
(Exact name of Registrant as specified in its Charter)

Maryland	001-12482	31-1390518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (614) 621-9000

150 East Gay Street, Columbus, Ohio 43215
(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Glimcher Realty Trust’s (the “Registrant”) Chairman of the Board and Chief Executive Officer, Michael P. Glimcher, and the Registrant’s Executive Vice President, Chief Financial Officer, and Treasurer, Mark E. Yale, participated in the Citigroup (Citi) 2008 Global Property CEO Conference held on Tuesday March 4, 2008 in Palm Beach, Florida as previously announced on February 28, 2008.  At the conference, Messrs. Glimcher and Yale presented an overview of the Registrant’s operational strategy, mall portfolio statistics (as of December 31, 2007), consolidated balance sheet (as of December 31, 2007), and development and redevelopment activity (as of December 31, 2007) and also participated in a question and answer session following the presentation.  A copy of the presentation is available on the Registrant’s website (www.glimcher.com), and is furnished with this Form 8-K as Exhibit 99.1.   A copy of the press release announcing the presentation is furnished with this Form 8-K as Exhibit 99.2.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This Form 8-K, the exhibits hereto, and the statements made by Messrs. Yale and Glimcher at the conference described in this Form 8-K contain certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy.  Future events and actual results, financial and otherwise, may differ from the results discussed in the forward-looking statements.  Risks and other factors that might cause differences, some of which could be material, include, but are not limited to, economic and market conditions, tenant bankruptcies, bankruptcies of joint venture partners, rejection of leases by tenants in bankruptcy, financing and development risks, construction and lease-up delays, cost overruns, the level and volatility of interest rates, the rate of revenue increases versus expense increases, the financial stability of tenants within the retail industry, the failure of the Registrant to make additional investments in regional mall properties and redevelopment of properties, the failure to acquire properties as and when anticipated, the failure to fully recover tenant obligations for common area maintenance, taxes and other property expenses, the failure to achieve announced Funds From Operations and earnings targets/estimates for 2008, material changes in the Registrant’s dividend rates on its securities or ability to pay dividends on its common stock or other securities, the failure of the Registrant to qualify as a real estate investment trust, the termination of existing joint venture arrangements, conflicts of interest with our existing joint venture partners, the failure to sell mall and community centers and the failure to sell such properties when anticipated, the failure to achieve estimated sales prices and proceeds from the sale of malls and community centers, increases in impairment charges, additional impairment charges, as well as other risks listed from time to time in the other Registrant’s reports or statements filed with the Securities and Exchange Commission or otherwise publicly disseminated by the Registrant.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Citi’s Investor Conference Presentation – March 4, 2008.

99.2	Press Release of Glimcher Realty Trust, dated February 28, 2008.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Glimcher Realty Trust
(Registrant)

Date: March 4, 2008	/s/ Mark E. Yale
Mark E. Yale Executive Vice President, Chief Financial Officer and Treasurer